UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: July 31, 2017

Item 1.	Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund Green Century International Index Fund July 31, 2017

An investment for your future.®114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.

Dear Green Century Funds Shareholder:

The responsible investing movement that Green Century helped start over 25 years ago has grown significantly. One out of every five dollars of professionally managed assets in the U.S. is now invested with consideration of environmental, social and governance factors, according to the U.S. Forum for Sustainable and Responsible Investment (US SIF).1

Whether you are a long-time investor with Green Century or have recently started investing in our Funds, you are part of a movement that is being joined by investors around the globe every day. All of you have chosen to use the power of investing to create change and we are proud to be your partners in this endeavor.

Green Century’s three-pronged approach to sustainable investing offers you a way to make a difference in a way that no other environmentally or socially responsible mutual fund family can. In this Annual Report, we share some highlights from the past year on how you make a difference through your investments with Green Century.

Investing with Your Values

All of Green Century’s mutual funds avoid the most environmentally dangerous corporations and instead invest in companies with outstanding ratings on environmental, social and governance factors. Our newest Fund, the Green Century MSCI International Index Fund, extends our fossil fuel free offerings and provides a way for shareholders to invest in international environmental leaders, such as Vestas Wind Systems,2 the only global energy company dedicated exclusively to wind power. Vestas Wind System turbines account for 16% of global wind production, making it a worldwide leader in the effort to move away from dirty fossil fuels and adopt renewable energy sources for a safer and more sustainable future.

The Green Century International Index Fund provides shareholders the opportunity to invest in companies such as Vestas while diversifying your portfolio by choosing a Fund that invests in companies outside the U.S. The Fund will invest in companies chosen for their outstanding environmental, social and governance ratings in about 22 developed countries. Its ticker symbols are GCINX for the Fund’s Individual Investor Share Class and GCIFX for the Fund’s Institutional Share Class.

Leading Shareholder Advocacy Program

Even corporate sustainability leaders have room for improvement, which is why Green Century works with dozens of companies each year to improve their environmental policies, including the policies of companies in their supply chains. We believe that when companies protect the environment, the communities in which they operate, and public health, they may avoid brand and reputational damage, which can protect shareholder interests. Also, given the current rollback and attacks on our environmental laws, advances in company practices are a powerful force for positive change.

Through our Forest Protection Campaign, we are reducing carbon emissions, protecting habitats of endangered species and promoting sustainable agricultural practices in the growing of palm oil, soy and other key commodities. Green Century began this campaign five years ago and has helped transform the palm oil industry by working with the world’s largest palm oil producers and traders to stop burning down rainforests to create palm oil plantations. This summer, one of Green Century’s shareholder advocates, Kate Kroll, traveled to Jakarta to represent Green Century, the only U.S. investor invited to meet with the world’s biggest palm oil producers to ensure that their zero-deforestation agreements are being implemented in Southeast Asia. Kate is pictured below on a tour of a palm oil plantation owned by Wilmar,2 the world’s largest palm oil trader. Wilmar’s zero-deforestation palm oil policy will keep 1.5 gigatons of carbon pollution out of the air by 2020.

Supporting Environmental and Public Health Organizations

100 percent of the profits Green Century Capital Management earns managing our Funds support non-profit environmental and public health advocacy organizations. We do that through our unique ownership structure—Green Century Capital Management is the only mutual fund company founded and owned by environmental non-profit organizations. Most recently these organizations, the Public Interest Research Groups, have been working to protect the effectiveness of life-saving antibiotics by convincing Subway2 and KFC2 to serve antibiotic free chicken.

Thank you for using your investments to make a difference and for choosing Green Century. We appreciate your support and are always here to answer your questions.

We also want to share more of the ways you are making an impact through our free online newsletter. You can sign up by visiting www.greencentury.com, emailing us at info@greencentury.com or calling us at 1-800-934-7336.

Respectfully,

Leslie Samuelrich, President

Green Century Capital Management

Green Century on the Web

E-News.     For more regular updates on the Green Century Funds and on our advocacy efforts, please consider signing up for our e-newsletter. Call 1-800-934-7336, visit www.greencentury.com, or email info@greencentury.com.

Online Access.    Information on your account is available on our website at www.greencentury.com. From the home page, click on Access My Account. Shareholders may also perform online transactions on the site. While there, please consider registering for e-delivery of your statements and other fund documents.

Twitter.    Green Century is on Twitter. Follow us at Twitter.com/Green__Century for a sustainable investor’s perspective on critical issues.

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2017 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-934-7336, (iii) by sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling us at 1-800-934-7336, or by e-mailing a request to info@greencentury.com.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

Investment Objective    The Green Century MSCI International Index Fund (the International Fund or the Fund) seeks to achieve long-term total return that matches the performance of an index comprised of the stocks of foreign companies selected based on environmental, social and governance criteria.

Portfolio Orientation    The Fund seeks to achieve its objective by investing in the stocks included in the MSCI World ex USA SRI ex Fossil Fuels Index3 (the Index), a custom index calculated by MSCI, Inc. The Index is comprised of the common stocks of the approximately 239 companies in the MSCI World ex USA SRI Index,4 minus the stocks of the companies that explore for, extract, process, refine or distribute coal, oil or gas. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

The International Fund is the only responsible, diversified fossil fuel free international index fund available in the U.S. The Fund is also broadly diversified and responsibly screened. Like other index funds, the International Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental, social and governance criteria.

The Fund invests in the stocks of companies selected for inclusion in the Index based on a thorough review of environmental, social, and governance factors and includes those companies believed to have the best overall sustainability records. Green Century believes that certain industries impose unique and onerous risks and/or costs on society. Companies involved in these industries are evaluated based on their level of involvement as well as the impact of that involvement on society. Therefore, companies that derive significant revenues from the manufacture of tobacco products,

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

INVESTMENT BY COUNTRY (unaudited)

alcoholic beverages, genetically modified organisms (GMOs), or the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are not eligible for the Index. Major military contractors and firearms manufacturers are also ineligible. The Index excludes all companies that explore for, extract, produce, manufacture, or refine coal, oil or gas. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

Investment Strategy and Performance    Green Century believes that companies that minimize their negative social and environmental impact and follow governance standards could enjoy competitive advantages and be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

The International Fund’s total return for the calendar year to date ended July 31, 2017 was 17.75% for the individual share class and 17.91% for the institutional share class, while the MSCI World ex USA Index returned 16.18% for the same period. Additional results for various time periods are below:*

		CUMULATIVE RETURN*
		Inception Date: September 30, 2016
Green Century MSCI International Fund Total expense ratio: 1.28% for Individual Share Class and 0.98% for Institutional Share Class		Calendar Year to Date	Since Inception
June 30, 2017	Green Century MSCI International Index Fund — Individual Share Class	14.11%	10.65%
	Green Century MSCI International Index Fund — Institutional Share Class	14.26%	10.83%
	MSCI World ex USA Index	12.82%	12.41%
July 31, 2017	Green Century MSCI International Index Fund — Individual Share Class	17.75%	14.18%
	Green Century MSCI International Index Fund — Institutional Share Class	17.91%	14.36%
	MSCI World ex USA Index	16.18%	15.76%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gains distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

For the fiscal period ended July 31, 2017, the International Fund’s performance relative to the MSCI World ex USA Index was hindered by stock selection in the Consumer Discretionary and Industrials sectors. The Fund also had relatively lower exposure to the stronger performing Materials and Information Technology sectors. In addition, the Fund was hurt by exposure to companies in France and the Netherlands.

The Fund’s performance was helped relative to the MSCI World ex USA Index because of its lower exposure to the Telecommunication Services and Health Care sectors, which were among the worst-performing sectors of the MSCI World ex USA Index during the period. The Fund was also helped by exposure to companies in Denmark, Singapore, and Switzerland.

For the calendar year to date period ended July 31, 2017, both share classes of the International Fund performed above the MSCI World ex USA Index, outperforming by more than 1.5%. As the MSCI World ex USA SRI ex Fossil Fuels Index does not include all of the stocks in the MSCI World ex USA Index, the performance of the Fund can be expected to differ from the performance of its benchmark. The difference in performance of the International Fund relative to the Index was largely due to differences in sector allocation and stock selection criteria between the Fund and the Index.

According to the Fund’s subadvisor, global equity returns have remained strong during the first part of 2017, with growth oriented securities outpacing value securities. The economies within the global developed markets continue to improve with advances in German manufacturing production and Japanese industrial production and vehicle sales. To date, the economic improvements have not led to a significant increase in inflation or interest rates. These positive factors suggest the global economy is improving, which has lifted investor sentiment.

The International Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the International Fund is invested may perform worse than the stock market as a whole. The developed ex-U.S. equities in which the International Fund is invested may also perform worse than the stock market as a whole. Foreign securities are subject to additional risks such as currency fluctuations, regional economic and political conditions, differences in accounting methods, and other unique risks compared to investing in securities of U.S. issuers. The International Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market. The Fund’s environmental criteria limit the investments available to the Fund compared to mutual funds that do not use environmental criteria.

The MSCI World ex USA Index is a custom index calculated by MSCI Inc. The MSCI World ex USA Index includes large and mid-cap stocks across 22 of 23 Developed Markets (DM) countries and excludes the United States. With 1,023 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World ex USA Index is a free float-adjusted market capitalization index. Unlike the Fund, the MSCI World ex USA Index’s performance does not include management and other operating expenses. It is not possible to invest directly in an index.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY EQUITY FUND

Investment Objective    The Green Century Equity Fund (the Equity Fund or the Fund) seeks to achieve long-term total return that matches the performance of an index comprised of the stocks of companies selected based on environmental, social and governance criteria.

Portfolio Orientation    The Fund seeks to achieve its objective by investing in the stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index5 (the KLD400 ex Fossil Fuels Index or the Index), a custom index calculated by MSCI, Inc. The KLD400 ex Fossil Fuels Index is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that explore for, extract, produce, manufacture, or refine coal, oil or gas that are included in the KLD400 Index. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

The KLD400 Index, formerly named the Domini 400 Social Index, is the longest-running socially responsible index. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental, social and governance criteria. The Equity Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Fund’s environmental criteria limit the investments available to the Fund compared to mutual funds that do not use environmental criteria.

The Fund invests in the stocks of companies selected for inclusion in

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY (unaudited)

the Index based on a thorough review of environmental, social, and governance factors and includes those companies believed to have the best overall sustainability records. Green Century believes that certain industries impose unique and onerous risks and/or costs on society. Companies involved in these industries are evaluated based on their level of involvement as well as the impact of that involvement on society. Therefore, companies that derive significant revenues from the manufacture of tobacco products, alcoholic beverages, genetically modified organisms (GMOs), or the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are not eligible for the Index. Major military contractors and firearms manufacturers are also ineligible. The Index excludes all companies that explore for, extract, produce, manufacture, or refine coal, oil or gas. The Index also does not include companies that produce or transmit electricity derived from fossil fuels, transmit natural gas, or own carbon reserves.

Investment Strategy and Performance    Green Century believes that companies that minimize their negative social and environmental impact and follow governance standards could enjoy competitive advantages and be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

The Equity Fund’s total return calendar year to date for the period ended July 31, 2017 was 12.92%, while the S&P 500® Index6 returned 11.59% for the same period. Additional results for various time periods are below:*

Green Century Equity Fund Total expense ratio: 1.25%		CUMULATIVE RETURN*	AVERAGE ANNUAL RETURN*
		Calendar Year to Date	One Year	Five Years	Ten Years
June 30, 2017	Green Century Equity Fund	10.51%	17.94%	14.10%	6.57%
	S&P 500® Index	9.34%	17.90%	14.63%	7.18%
July 31, 2017	Green Century Equity Fund	12.92%	15.42%	14.45%	7.12%
	S&P 500® Index	11.59%	16.04%	14.78%	7.74%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gains distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information. As of April 1, 2014, the Equity Fund invests in the common stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index; prior to April 1, 2014, the Fund invested in the common stocks which made up the MSCI KLD 400 Social Index.

For the year ended July 31, 2017, the performance of the Fund, relative to the S&P 500® Index, was most helped by not owning the low performing Energy sector. The relative performance of the Fund was also helped by the Fund’s stock selection within the Consumer Discretionary and Industrials sectors as well as its low exposure to the Utilities sector, owning only one water utility.

The strongest performing sectors in the Equity Fund and the S&P 500® Index for the year ended July 31, 2017 were Financials, Information Technology, and Industrials. The worst performing sectors in the Equity

Fund were Telecommunication Services, Real Estate, and Consumer Staples. In the S&P 500® Index, the Energy sector underperformed the Consumer Staples sector.

For the calendar year to date period ended July 31, 2017, the Equity Fund outperformed the S&P 500® Index by more than one percent. As the MSCI KLD 400 Social ex Fossil Fuels Index does not include all of the stocks in the S&P 500® Index and includes some stocks not included in the S&P 500® Index, the performance of the Fund can be expected to differ from the performance of the broader benchmark.

According to the Fund’s subadvisor, in the U.S., the first part of 2017 saw the S&P 500® Index reach all-time highs. Investors remained positive on the market despite numerous concerns: legislation delays on health care and tax overhaul bills, weak first quarter GDP (gross domestic product) numbers, and a 0.25% increase in interest rates. The Federal Reserve increased short-term rates by 25 basis points late in June, from 1.00% to 1.25%. The Federal Reserve’s projections still call for additional rate hikes in 2017 and 2018. Overall, economic data supported the market increases as industrial production continues to improve, inflation remains low, and unemployment declined to 4.3%.

The S&P 500® Index is an unmanaged index of 500 stocks. Similar to the Equity Fund, the S&P 500® Index’s performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500® Index’s performance does not include management and other operating expenses. It is not possible to invest directly in an index.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

GREEN CENTURY BALANCED FUND

Investment Objective    The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental responsibility.

Portfolio Orientation    As of the fiscal year ended July 31, 2017, the Green Century Balanced Fund (the Balanced Fund or the Fund) was diversified in a number of ways. Equity holdings represented 63.3% and bonds constituted 32.0% of the Fund’s net asset value. The Fund also held 0.1% of its net assets in community investment certificates of deposit and had 4.6% invested in cash, cash equivalents, and other assets, less liabilities. The Fund’s portfolio managers view equities as the primary source of potential long-term growth, while emphasizing the importance of diversification in seeking to lower volatility. The Fund’s equity holdings were diversified across 81 equity holdings at fiscal year-end, none of which represented more than 2.6% of total net assets. Generally, larger, less-volatile companies constitute larger positions in the Fund’s portfolio than smaller companies. The portfolio managers seek to mitigate risk by investing primarily in companies they believe have demonstrated records of profitability, above-average growth prospects and reasonable valuations.

As of July 31st, the stocks held by the Balanced Fund were also diversified by industry, with (as a percent of total net assets) Software & Services (9.7%), Healthcare Equipment & Services (5.9%), and Banks (5.2%) as the largest sectors.

In line with its environmental mandate, the Fund had exposure to what Green Century considers environmental leaders in a number of industries including Healthy Living, Capital Goods and Transportation. Green Century’s environmental screens keep the Fund out of

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY (unaudited)

traditional Energy and Utility companies, while the Fund has broad exposure to Information Technology, Health Care, Financial, Consumer, and Industrial companies.

In addition to its equity exposure to environmental leaders, the Fund invests in designated Green Bonds. The issuers of Green Bonds have indicated that the proceeds from the bonds will be used for such environmentally positive goals as greenhouse gas reduction, climate adaptation, and climate change mitigation. As of July 31st, 18.6% of the total portfolio and 58.2% of the market value of the bonds held in the Fund were designated Green and Sustainability Bonds.

Higher quality, intermediate maturity bonds can typically lower volatility and provide a stable source of income. At fiscal year end, the Balanced Fund held 56 bonds diversified across corporate and government agency issuers. In an effort to dampen volatility, the weighted average maturity (3.85 years) and duration (3.35 years) remained in the intermediate-range. The weighted average yield to maturity was 2.08%. The Fund’s portfolio managers deem two of the current fixed income holdings, a Symantec2 4.2% bond due 9/15/2020 and an EMC2 1.875% bond due 6/1/2018 (now a subsidiary of Dell Corp.2), to be below investment grade, although both were above investment grade at the time of purchase. These two bonds comprised 1.00% of total portfolio assets as of July 31, 2017, and at this time the portfolio managers are comfortable continuing to hold them until maturity. All other fixed income holdings are either rated BBB- or higher by S&P, are backed by the U.S. government, or are issued by supra-national agencies with AAA equivalent ratings.

Economic Environment.    According to the Fund’s subadvisor, eight years into the economic recovery following the financial crisis, the U.S. economy struggles to maintain growth over 2.5%. Inflation rates remain persistently below the Federal Reserve’s policy target of 2%. The unemployment rate has dropped to 4.3%, indicating that there is limited labor market slack. The November 2016 Presidential election led to widespread business and consumer expectations that the Trump administration would follow very pro-growth policies, including cutting taxes and reducing regulations. As a result, measures of both consumer confidence and business confidence increased, and the stock market rallied on the expectation of lower taxes and a faster-growing economy. While those expectations remain high, economic growth, consumer spending, and business investment have yet to expand, leaving economic growth below 2.5% and building in downside risk for the equity markets. The Fund’s portfolio managers anticipate that the Federal Reserve will continue to increase interest rates gradually, balancing its response to address both persistently low inflation rates and a tightening labor market. In this rising-rate environment, current valuations for U.S. stocks look more attractive than either bonds or cash. At the same time, stocks appear expensive relative to the persistently slow outlook for economic growth, and the Fund’s portfolio managers believe that current stock market valuations also present significant risks.

Investment Strategy and Performance.    Green Century believes that strong environmental, social, and governance practices may enhance corporate profitability and reduce certain types of risks. We specifically avoid risks associated with exposure to fossil fuels. Green Century believes that companies with strong balance sheets, strategic leadership in their products and markets, and strong environmental, social, and governance policies will have the financial flexibility and leadership wisdom to navigate choppy and volatile economic conditions.

The Balanced Fund holds a number of stocks which the portfolio managers believe have attractive environmental, social, and financial characteristics. New holdings over the period include American Water Works,2 the largest and most geographically diverse publicly traded water and wastewater utility company in the U.S., as measured by both operating revenues and population served. The company provides drinking water, wastewater, and other related services to an estimated 15 million people in 47 states, D.C., and Ontario, Canada. Federal Realty Trust2 is a REIT (real estate investment trust) that was also added to the Balanced Fund. It has created a program focused on increased environmental sustainability called “Green Box,” designed to incorporate sustainable building practices into the redevelopments of existing properties as well as new construction projects.

The Fund holds over $41 million in Green and Sustainability Bonds and Notes, including notes issued by Bank of America,2 Export Import Bank of Korea,2 International Finance Corp.,2 International Bank for Reconstruction and Development (World Bank),2 Regency Centers LP,2 Vornado Realty,2 and Overseas Private Investment Corp.2

For the year ending July 31, 2017, the Balanced Fund’s return was 9.07%, slightly underperforming the 9.41% return for its Custom Balanced Index.7 The slight underperformance reflects the allocation of the Fund between stocks, bonds, and cash. In late September of 2016, the Fund’s portfolio managers moved to a slightly more cautious positioning, reflecting their belief that the level of risk in the equity market had risen. As a result, the Fund had a somewhat lower exposure to stocks at the time of the Presidential election, and did not fully participate in the sharp run-up in equity prices after the election. In the view of the Fund’s portfolio managers, valuations in the stock market continue to be high, and are not fully supported by underlying economic conditions; thus the portfolio managers have not increased the percentage allocation to stocks.

For the calendar year to date period ending July 31, 2017, the Balanced Fund’s returns were 8.19%, slightly outperforming the 7.40% of the Custom Balanced Index,7 an index comprised of the S&P 1500 Index8 (60% weighting) and of the BofA Merrill Lynch 1-10 Year US Corporate and Government Index9 (40% weighting).

Green Century Balanced Fund Total expense ratio: 1.48%		CUMULATIVE RETURN*	AVERAGE ANNUAL RETURN*
		Calendar Year to Date	One Year	Five Years	Ten Years
June 30, 2017	Green Century Balanced Fund	7.22%	12.45%	9.23%	5.09%
	Custom Balanced Index	5.98%	10.52%	9.51%	6.26%
July 31, 2017	Green Century Balanced Fund	8.19%	9.07%	9.55%	5.47%
	Custom Balanced Index	7.40%	9.41%	9.56%	6.58%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN/1-800-934-7336. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

A comparison of the Fund’s equity holdings to the S&P 1500 Supercomposite Index (the S&P 1500), which like the Fund includes stocks across a range of capitalizations, provides some insight into relative performance. For the fiscal year ended July 31, 2017, on a gross-of-fee basis, the stocks held by the Balanced Fund outperformed those included in the S&P 1500, 16.75% versus 16.00%.

The Fund’s outperformance relative to the equity market, as represented by the S&P 1500 Index returns, is primarily based on positioning the portfolio toward a slow to moderate growth economy with rising interest rates. During the past twelve months, performance attribution analysis provided by the Fund’s portfolio manager indicates that the Fund’s equity investments in the Financials and Health Care sectors were the largest contributors to the Fund’s outperformance relative to the S&P 1500. The Fund’s avoidance of fossil fuel energy investments also improved the Funds’ performance relative to the S&P 1500 Index returns.

The companies held in the portfolio that contributed most toward the Fund’s equity performance relative to the S&P 1500 included Autodesk,2 PNC Financial,2 KeyCorp,2 PayPal,2 and Lincoln National Corporation.2 Companies the Fund held that detracted most from performance relative to the S&P 1500 included Tractor Supply Company,2 Zimmer Biomet Holdings,2 United Natural Foods,2 Target,2 T J Maxx,2 and Acuity Brands.2

The fixed income portion of the portfolio continued to be managed with the goal of seeking to reduce risk and generating income for the Fund. For the one year ended July 31, 2017 gross of fees, the fixed income portion of the Fund’s portfolio returned 0.22%, above the Bank of America Merrill Lynch 1-10 Year U.S. Corporate Government Index return of 0.03% and the Barclays Government/Credit Intermediate Bond Index return of –0.03%.

The S&P 500® Index and the S&P Supercomposite 1500 Index (the S&P 1500 Index) are unmanaged indexes of 500 and 1500 stocks, respectively. The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. Treasury, U.S. Agency, foreign government, supranational and corporate securities. Similar to the Balanced Fund, the performance of the S&P 500® Index and the S&P 1500 Index, the Custom Balanced Index and the BofA Merrill Lynch Index reflect reinvestment of dividends and distributions. Unlike the Fund, however, the performance of the S&P 500® Index, the S&P 1500 Index, the Custom Balanced Index and the BofA Merrill Lynch Index does not include management and other operating expenses. It is not possible to invest directly in an index.

The Fund’s portfolio managers do not anticipate any significant changes in investment strategy for the Fund, believing that the investment environment may be favorable to the Fund’s core holdings in what the portfolio managers consider high-quality, environmentally responsible companies with strong growth prospects and reasonable valuations. In addition, the Fund’s portfolio managers anticipate that the U.S. will experience a rising interest-rate environment for at least the next twelve months, with short-term interest rates likely to rise slightly more than intermediate-term interest rates. In response, the Fund’s portfolio managers have slightly shortened the average maturity and duration of the portfolio, but do not anticipate shortening further at this time.

The Balanced Fund consistently includes stocks and bonds of what Green Century believes to be environmentally responsible corporations of various sizes, including small, medium, and large companies. The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect the single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk. The Funds’ environmental criteria limit the investments available to the Funds compared to mutual funds that do not use environmental criteria.

1 http://www.ussif.org/sribasics

2 As of July 31, 2017, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holdings	GREEN CENTURY INTERNATIONAL INDEX FUND	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND
Vestas Wind Systems	0.69%	0.00%	0.00%
Symantec Corporation	0.00%	0.70%	0.21%
Dell Technologies, Inc.	0.00%	0.00%	0.15%
American Water Works Company, Inc.	0.00%	0.86%	0.16%
Federal Realty Investment Trust	0.00%	0.57%	0.11%
Bank of America Corporation	0.00%	0.78%	0.00%
Export-Import Bank of Korea	0.00%	0.44%	0.00%
International Finance Corporation	0.00%	0.22%	0.00%
International Bank for Reconstruction and Development	0.00%	0.87%	0.00%
Regency Centers LP	0.00%	0.91%	0.00%
Vornado Realty LP	0.00%	0.89%	0.15%

Portfolio Holdings	GREEN CENTURY INTERNATIONAL INDEX FUND	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND
Overseas Private Investment Corporation	0.00%	0.58%	0.00%
Autodesk, Inc.	0.00%	1.18%	0.24%
PNC Financial Services Group, Inc.	0.00%	1.24%	0.68%
KeyCorp	0.00%	1.07%	0.21%
PayPal Holdings, Inc.	0.00%	1.31%	0.00%
Lincoln National Corporation	0.00%	0.87%	0.00%
Tractor Supply Company	0.00%	0.66%	0.08%
Zimmer Biomet Holdings, Inc.	0.00%	0.62%	0.00%
United Natural Foods, Inc.	0.00%	0.47%	0.02%
Target Corporation	0.00%	0.53%	0.00%
TJX Companies, Inc.	0.00%	0.80%	0.00%
Acuity Brands, Inc.	0.00%	0.43%	0.10%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. Note that some of the holdings discussed above may not have been held by any Fund during the fiscal year ended July 31, 2017, or may have been held by a Fund for a portion of the fiscal year, or may have been held by a Fund for the entire fiscal year. These holdings are subject to risk as described in the Funds’ prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

3 The World ex USA SRI ex Fossil Fuels Index is a custom index calculated by MSCI Inc. The World ex USA SRI ex Fossil Fuels Index is comprised of the common stocks of the companies in the MSCI World ex USA SRI Index (the World ex USA SRI Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves that are included in the World ex USA SRI (Socially Responsible Investment) Index. The World ex USA SRI Index includes large and mid-cap stocks from approximately 22 developed markets countries (excluding the U.S.). The World ex USA SRI Index is a capitalization weighted index that provides exposure to companies with what MSCI calculates to have outstanding Environmental, Social and Governance (ESG) ratings and excludes companies whose products have negative social or environmental impacts. It is not possible to invest directly in an index.

4 The MSCI World ex USA Index is a custom index calculated by MSCI Inc. The MSCI World ex USA Index includes large and mid-cap stocks across 22 of 23 Developed Markets (DM) countries and excludes the United States. With 1,023 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World ex USA Index is a free float-adjusted market capitalization index. It is not possible to invest directly in the MSCI World ex USA Index.

5 The MSCI KLD 400 Social ex Fossil Fuels Index (the KLD400 ex Fossil Fuels Index) is a custom index calculated by MSCI Inc. The KLD400 ex Fossil Fuels Index is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that explore for, extract, produce, manufacture, or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves that are included in the KLD400 Index. The KLD400 Index is a free float-adjusted market capitalization index designed to provide exposure to U.S. companies that have positive ESG characteristics and consists of approximately 400 companies selected from the MSCI USA Investable Market Index. It is not possible to invest directly in an index.

6 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500® Index.

7 The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index).

8 The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. It is not possible to invest directly in the S&P Supercomposite 1500 Index.

9 The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the BofA Merrill Lynch Index.

Stocks will fluctuate in response to factors that may affect a single company, industry, sector, country, region or the market as a whole and may perform worse than the market. Foreign securities are subject to additional risks such as currency fluctuations, regional economic and political conditions, differences in accounting methods, and other unique risks compared to investing in securities of U.S. issuers. Bonds are subject to risks including interest rate, credit, and inflation. The Funds’ environmental criteria limit the investments available to the Funds compared to mutual funds that do not use environmental criteria.

This material must be preceded or accompanied by a current prospectus.

Distributor: UMB Distribution Services, LLC 9/17

Neither the Green Century Equity Fund nor the Green Century MSCI International Index Fund (each a “Fund” and together the “Funds”) is sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to a Fund or any index on which a Fund is based. The MSCI Parties are not sponsors of either of the Funds and are not affiliated with the Funds in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Funds.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended July 31, 2017 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2017 to July 31, 2017 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2017	ENDING ACCOUNT VALUE JULY 31, 2017	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$1,067.50	$7.59
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,017.66	7.40

Equity Fund
Actual Expenses	1,000.00	1,099.90	6.51
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,018.80	6.26

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2017	ENDING ACCOUNT VALUE JULY 31, 2017	EXPENSES PAID DURING THE PERIOD[1]
International Index Fund
Actual Expenses — Individual Investor Class	$1,000.00	$1,146.70	$6.81
Actual Expenses — Institutional Class	1,000.00	1,148.20	5.22
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class	1,000.00	1,018.65	6.41
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,020.14	4.91

1 Expenses are equal to the Funds’ annualized expense ratios (1.48% for the Balanced Fund, 1.25% for the Equity Fund, 1.28% for the International Index Fund Individual Investor Class and 0.98% for the International Index Fund Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2017

COMMON STOCKS — 63.3%
	SHARES	VALUE
Software & Services — 9.7%
Adobe Systems, Inc. (a)	6,573	$962,879
Alphabet, Inc., Class A (a)	6,261	5,919,775
ANSYS, Inc. (a)	19,510	2,527,521
Autodesk, Inc. (a)	24,032	2,662,505
Facebook, Inc., Class A (a)	9,840	1,665,420
MasterCard, Inc., Class A	19,606	2,505,647
Microsoft Corporation	37,870	2,753,149
PayPal Holdings, Inc. (a)	50,348	2,947,875

		21,944,771

Healthcare Equipment & Services — 5.9%
Cardinal Health, Inc.	18,034	1,393,307
Cigna Corporation	22,049	3,826,824
Edwards Lifesciences Corporation (a)	13,372	1,540,187
Hologic, Inc. (a)	53,946	2,384,953
Medtronic PLC (b)	14,550	1,221,764
Quest Diagnostics, Inc.	13,466	1,458,502
Zimmer Biomet Holdings, Inc.	11,441	1,388,022

		13,213,559

Banks — 5.2%
East West Bancorp, Inc.	22,236	1,267,007
Fifth Third Bancorp	57,295	1,529,777
First Republic Bank	22,973	2,304,881
KeyCorp	133,909	2,415,718
PNC Financial Services Group, Inc. (The)	21,808	2,808,871
Umpqua Holdings Corporation	71,619	1,327,816

		11,654,070

Capital Goods — 4.8%
A.O. Smith Corporation	25,088	1,343,463
Hexcel Corporation	37,314	1,909,357
Illinois Tool Works, Inc.	19,517	2,746,237
Middleby Corporation (The) (a)	7,137	932,663
Wabtec Corporation	27,176	2,047,983
Xylem, Inc.	33,464	1,898,413

		10,878,116

Insurance — 3.9%
Aflac, Inc.	28,391	2,264,182
Chubb Ltd. (b)	15,375	2,251,823
Lincoln National Corporation	26,948	1,968,821
Reinsurance Group of America, Inc.	16,034	2,247,967

		8,732,793

	SHARES	VALUE
Retailing — 3.8%
Home Depot, Inc. (The)	13,443	$2,011,073
Priceline Group, Inc. (The) (a)	968	1,963,588
Target Corporation	21,122	1,196,984
TJX Companies, Inc. (The)	25,802	1,814,138
Tractor Supply Company	26,359	1,479,267

		8,465,050

Pharmaceuticals & Biotechnology — 3.5%
Biogen, Inc. (a)	3,742	1,083,646
Celgene Corporation (a)	10,135	1,372,380
Merck & Company, Inc.	55,816	3,565,526
Novartis A.G. American Depositary Receipt (b)	22,065	1,879,938

		7,901,490

Renewable Energy & Energy Efficiency — 3.3%
8point3 Energy Partners LP	96,278	1,420,101
Acuity Brands, Inc.	4,829	978,597
EnerNOC, Inc. (a)	45,945	351,479
First Solar, Inc. (a)	16,509	814,059
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	53,040	1,233,180
Johnson Controls International, PLC	28,702	1,117,943
Ormat Technologies, Inc.	26,328	1,561,250

		7,476,609

Real Estate — 3.2%
AvalonBay Communities, Inc.	10,785	2,074,495
Federal Realty Investment Trust	9,754	1,293,673
Forest City Realty Trust, Inc., Class A	42,047	1,025,106
HCP, Inc.	48,042	1,520,529
SBA Communications Corporation, Class A (a)	9,695	1,333,547

		7,247,350

Semiconductors — 3.2%
Analog Devices, Inc.	28,893	2,282,836
ASML Holding NV (b)	10,141	1,524,496
NXP Semiconductors NV (a)(b)	11,145	1,229,628
Xilinx, Inc.	34,708	2,195,628

		7,232,588

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2017	continued

	SHARES	VALUE
Technology Hardware & Equipment — 2.4%
Cisco Systems, Inc.	66,227	$2,082,839
F5 Networks, Inc. (a)	12,973	1,566,490
Palo Alto Networks, Inc. (a)	13,944	1,837,540

		5,486,869

Food & Beverage — 2.3%
General Mills, Inc.	300	16,698
McCormick & Company, Inc.	16,261	1,549,673
Unilever NV (b)	62,545	3,638,243

		5,204,614

Consumer Durables & Apparel — 1.8%
Newell Brands, Inc.	33,175	1,748,986
NIKE, Inc., Class B	19,253	1,136,890
VF Corporation	19,571	1,217,120

		4,102,996

Food & Staples Retailing — 1.7%
Costco Wholesale Corporation	15,608	2,474,024
CVS Health Corporation	17,093	1,366,244

		3,840,268

Materials — 1.5%
Ball Corporation	25,182	1,055,126
International Flavors & Fragrances, Inc.	9,107	1,212,870
Sealed Air Corporation	27,148	1,181,210

		3,449,206

Transportation — 1.3%
J.B. Hunt Transport Services, Inc.	15,309	1,388,679
United Parcel Service, Inc., Class B	14,085	1,553,435

		2,942,114

Healthy Living — 1.1%
United Natural Foods, Inc. (a)	27,516	1,060,191
Whole Foods Market, Inc.	35,284	1,473,460

		2,533,651

Utilities — 0.9%
American Water Works Company, Inc.	23,952	1,942,507

Diversified Financials — 0.7%
Charles Schwab Corporation (The)	38,304	1,643,242

	SHARES	VALUE
Telecommunication Services — 0.7%
Verizon Communications, Inc.	31,835	$1,540,814

Household & Personal Products — 0.7%
Church & Dwight Company, Inc.	28,772	1,534,986

Automobiles & Components — 0.6%
BorgWarner, Inc.	29,100	1,360,134

Consumer Services — 0.6%
Starbucks Corporation	24,912	1,344,750

Media — 0.5%
Omnicom Group, Inc.	15,070	1,186,612

Total Common Stocks (Cost $108,516,579)		142,859,159

	PRINCIPAL AMOUNT
BONDS & NOTES — 32.0%
Green and Sustainability Bonds, Renewable Energy & Energy Efficiency — 18.6%
Apple, Inc. 2.85%, due 2/23/23	$2,000,000	2,052,284
Apple, Inc. 3.00%, due 6/20/27	1,000,000	997,801
Asian Development Bank 2.125%, due 3/19/25 (b)	1,000,000	987,232
Bank of America Corporation 2.151%, due 11/9/20	1,750,000	1,749,667
Digital Realty Trust LP 3.95%, due 7/1/22	2,000,000	2,111,508
European Bank for Reconstruction & Development 0.875%, due 7/22/19 (b)	1,500,000	1,476,444
European Investment Bank 2.50%, due 10/15/24 (b)	2,000,000	2,031,010
European Investment Bank 2.125%, due 4/13/26 (b)	500,000	488,668
Export-Import Bank of Korea 1.75%, due 2/27/18 (b)	1,000,000	999,667
International Bank for Reconstruction & Development 2.125%, due 3/3/25 (b)	2,000,000	1,972,766
International Finance Corporation 2.125%, due 4/7/26 (b)	500,000	489,406

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2017	continued

	PRINCIPAL AMOUNT	VALUE
Green and Sustainability Bonds, Renewable Energy & Energy Efficiency — (continued)
Kommunalbanken AS 1.375%, due 10/26/20 (b)(c)	$2,000,000	$1,974,358
Kommuninvest I Sverige AB 1.50%, due 4/23/19 (b)(c)	1,000,000	999,531
Korea Development Bank (The) 2.027%, due 7/6/22 (b)(d)	1,250,000	1,249,975
Kreditanstalt fuer Wiederaufbau 1.75%, due 10/15/19 (b)	3,000,000	3,012,396
Kreditanstalt fuer Wiederaufbau 2.00%, due 11/30/21 (b)	1,000,000	1,004,187
Local Initiatives Support Corporation 3.782%, due 3/1/27	2,000,000	2,046,568
Morgan Stanley 2.20%, due 12/7/18	3,000,000	3,017,106
Nederlandse Waterschapsbank NV 2.375%, due 3/24/26 (b)(c)	1,000,000	985,038
Nordic Investment Bank 2.25%, due 9/30/21 (b)	1,500,000	1,521,633
Overseas Private Investment Corporation 3.28%, due 9/15/29	797,046	818,551
Overseas Private Investment Corporation 3.33%, due 5/15/33	234,742	239,176
Overseas Private Investment Corporation 3.43%, due 6/1/33	236,412	243,090
Regency Centers LP 3.75%, due 6/15/24	2,000,000	2,046,434
Starbucks Corporation 2.45%, due 6/15/26	2,000,000	1,934,638
Sumitomo Mitsui Banking Corporation 2.45%, due 10/20/20 (b)	2,000,000	2,012,984
Svensk Exportkredit AB 1.875%, due 6/23/20 (b)	1,500,000	1,506,318
Vornado Realty LP 2.50%, due 6/30/19	2,000,000	2,019,078

		41,987,514

	PRINCIPAL AMOUNT	VALUE
U.S. Government Agencies — 3.7%
Fannie Mae Pool 1.76%, due 7/1/23	$460,342	$459,395
Federal Farm Credit Bank 1.80%, due 6/15/20	200,000	201,251
Federal Farm Credit Bank 2.26%, due 11/13/24	500,000	488,159
Federal Home Loan Bank 3.875%, due 12/14/18	550,000	569,087
Federal Home Loan Bank 1.25%, due 1/16/19	3,000,000	2,996,430
Federal Home Loan Mortgage Corporation 3.75%, due 3/27/19	500,000	519,586
Federal Home Loan Mortgage Corporation 0.00%, due 11/29/19	200,000	192,019
Federal National Mortgage Association 1.70%, due 1/27/20	3,000,000	3,000,024

		8,425,951

Software & Services — 3.4%
International Business Machines Corporation 8.375%, due 11/1/19	500,000	572,607
Microsoft Corporation 1.10%, due 8/8/19	3,000,000	2,976,528
Oracle Corporation 1.20%, due 10/15/17	500,000	499,827
Oracle Corporation 5.00%, due 7/8/19	1,000,000	1,064,792
Oracle Corporation 2.50%, due 5/15/22	1,000,000	1,014,698
Symantec Corporation 4.20%, due 9/15/20	1,500,000	1,586,250

		7,714,702

Banks — 2.8%
HSBC Bank USA N.A. 6.00%, due 8/9/17	500,000	500,387
HSBC Holdings PLC 5.10%, due 4/5/21 (b)	1,500,000	1,639,741
JPMorgan Chase & Company 4.40%, due 7/22/20	1,000,000	1,066,913
U.S. Bancorp 1.95%, due 11/15/18	3,000,000	3,016,770

		6,223,811

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS July 31, 2017	concluded

	PRINCIPAL AMOUNT	VALUE
Pharmaceuticals & Biotechnology — 0.8%
Amgen, Inc. 5.70%, due 2/1/19	$1,250,000	$1,323,925
Thermo Fisher Scientific, Inc. 2.40%, due 2/1/19	500,000	504,244

		1,828,169

Diversified Financials — 0.5%
Bank of New York Mellon Corporation (The) 3.55%, due 9/23/21	1,000,000	1,049,962

Real Estate — 0.5%
HCP, Inc. 3.875%, due 8/15/24	1,000,000	1,035,426

Telecommunication Services — 0.4%
America Movil SAB de C.V. 5.00%, due 10/16/19 (b)	750,000	804,538

Media — 0.3%
Discovery Communications LLC 5.625%, due 8/15/19	705,000	752,987

Technology Hardware & Equipment — 0.3%
EMC Corporation 1.875%, due 6/1/18	700,000	697,591

Healthy Living — 0.3%
Whole Foods Market, Inc. 5.20%, due 12/3/25 (c)	500,000	576,554

Food & Staples Retailing — 0.2%
CVS Health Corporation 2.25%, due 12/5/18	500,000	503,555

Healthcare Equipment & Services — 0.2%
Stryker Corporation 1.30%, due 4/1/18	500,000	499,289

Total Bonds & Notes (Cost $71,476,874)		72,100,049

CERTIFICATES OF DEPOSIT — 0.1%
Self-Help Credit Union 1.30%, due 6/21/19	95,000	94,272
Self-Help Federal Credit Union 1.40%, due 3/17/20	240,000	237,791

Total Certificates Of Deposit (Cost $335,000)		332,063

SHORT-TERM INVESTMENT — 4.6%
VALUE
UMB Money Market Fiduciary Account , 0.01% (e) (Cost $10,401,526)	$10,401,526

Total Short-term Investments (Cost $10,401,526)	10,401,526

TOTAL INVESTMENTS (f) — 100.0%
(Cost $190,729,979)	225,692,797
Liabilities Less Other Assets — 0.0%	(22,868)

NET ASSETS — 100.0%	$225,669,929

(a)	Non-income producing security.
(b)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $4,535,481.
(d)	Floating rate bond. Rate shown is currently in effect at July 31, 2017.
(e)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(f)	The cost of investments for federal income tax purposes is $190,373,269 resulting in gross unrealized appreciation and depreciation of $38,963,251 and $3,643,723 respectively, or net unrealized appreciation of $35,319,528.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2017

COMMON STOCKS — 99.6%
	SHARES	VALUE
Software & Services — 20.5%
Accenture PLC, Class A (a)	14,082	$1,814,043
Adobe Systems, Inc. (b)	11,171	1,636,440
Alphabet, Inc., Class A (b)	6,720	6,353,760
Alphabet, Inc., Class C (b)	7,062	6,571,191
ANSYS, Inc. (b)	1,913	247,829
Autodesk, Inc. (b)	4,540	502,987
Automatic Data Processing, Inc.	10,156	1,207,650
CA, Inc.	7,152	221,998
Cadence Design Systems, Inc. (b)	6,379	235,385
Citrix Systems, Inc. (b)	3,557	280,932
Cognizant Technology Solutions Corporation, Class A	13,723	951,278
Convergys Corporation	2,036	48,803
Dell Technologies, Inc. Class V (b)	4,858	312,224
FleetCor Technologies, Inc. (b)	2,063	313,700
Fortinet, Inc. (b)	3,379	124,719
International Business Machines Corporation	20,429	2,955,463
Intuit, Inc.	5,507	755,615
Microsoft Corporation	166,022	12,069,799
Oracle Corporation	69,588	3,474,529
salesforce.com, Inc. (b)	14,975	1,359,730
Symantec Corporation	14,014	434,294
Teradata Corporation (b)	2,941	93,583
Western Union Company (The)	11,032	217,882
Workday, Inc., Class A (b)	2,811	287,031

		42,470,865

Pharmaceuticals & Biotechnology — 9.1%
Agilent Technologies, Inc.	7,289	435,809
Amgen, Inc.	16,654	2,906,289
Bio-Techne Corporation	860	99,683
Biogen, Inc. (b)	4,883	1,414,068
BioMarin Pharmaceutical, Inc. (b)	3,930	344,779
Bristol-Myers Squibb Company	37,834	2,152,755
Celgene Corporation (b)	17,585	2,381,185
Gilead Sciences, Inc.	29,559	2,249,144
Jazz Pharmaceuticals PLC (a)(b)	1,360	208,910
Merck & Company, Inc.	62,349	3,982,854
Mettler-Toledo International, Inc. (b)	582	333,532
PAREXEL International Corporation (b)	1,162	101,698
Quintiles IMS Holdings, Inc. (b)	3,212	290,847
Vertex Pharmaceuticals, Inc. (b)	5,630	854,747

	SHARES	VALUE
Pharmaceuticals & Biotechnology — (continued)
Waters Corporation (b)	1,795	$311,325
Zoetis, Inc.	11,158	697,598

		18,765,223

Capital Goods — 7.0%
3M Company	13,470	2,709,760
A.O. Smith Corporation	3,385	181,267
AGCO Corporation	1,456	105,036
Air Lease Corporation	2,223	87,986
Allegion PLC (a)	2,195	178,322
Applied Industrial Technologies, Inc.	892	50,398
Builders FirstSource, Inc. (b)	2,174	34,067
Caterpillar, Inc.	13,262	1,511,205
Cummins, Inc.	3,622	608,134
Deere & Company	6,107	783,406
Dover Corporation	3,552	298,368
Eaton Corporation PLC	10,158	794,863
EMCOR Group, Inc.	1,349	91,058
Fastenal Company	6,476	278,209
Flowserve Corporation	2,910	119,688
Fortive Corporation	7,062	457,194
Fortune Brands Home & Security, Inc.	3,507	230,305
Graco, Inc.	1,276	148,067
Granite Construction, Inc.	946	46,373
H&E Equipment Services, Inc.	681	15,370
Illinois Tool Works, Inc.	7,050	992,005
Ingersoll-Rand PLC	5,868	515,680
Lincoln Electric Holdings, Inc.	1,343	117,190
Masco Corporation	7,210	274,917
Meritor, Inc. (b)	1,997	34,508
Middleby Corporation (The) (b)	1,292	168,839
Owens Corning	2,524	169,234
Parker Hannifin Corporation	3,020	501,260
Quanta Services, Inc. (b)	3,464	116,841
Rockwell Automation, Inc.	2,916	481,227
Roper Technologies, Inc.	2,303	535,355
Sensata Technologies Holding NV (b)	3,850	173,712
Snap-on, Inc.	1,328	204,778
Stanley Black & Decker, Inc.	3,452	485,662
Tennant Company	363	27,425
Timken Company (The)	1,610	73,255
United Rentals, Inc. (b)	1,928	229,355
W.W. Grainger, Inc.	1,270	211,760

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2017	continued

	SHARES	VALUE
Capital Goods — (continued)
WABCO Holdings, Inc. (b)	1,164	$160,131
Wabtec Corporation	1,965	148,082
Wesco Aircraft Holdings, Inc. (b)	1,261	13,682
Xylem, Inc.	4,091	232,082

		14,596,056

Diversified Financials — 5.4%
Ally Financial, Inc.	10,695	242,135
American Express Company	17,306	1,474,990
Ameriprise Financial, Inc.	3,489	505,486
Bank of New York Mellon Corporation (The)	23,467	1,244,455
BlackRock, Inc.	2,738	1,167,839
Charles Schwab Corporation (The)	27,171	1,165,636
CME Group, Inc.	7,687	942,580
FactSet Research Systems, Inc.	890	148,826
Franklin Resources, Inc.	7,727	346,015
Invesco Ltd.	9,189	319,502
Legg Mason, Inc.	2,008	80,340
Moody’s Corporation	3,895	512,699
Northern Trust Corporation	4,734	414,272
S&P Global, Inc.	5,841	897,119
State Street Corporation	8,650	806,439
T. Rowe Price Group, Inc.	5,523	456,863
TD Ameritrade Holding Corporation	5,933	271,316
Voya Financial, Inc.	4,304	168,889

		11,165,401

Semiconductors — 5.3%
Advanced Micro Devices, Inc. (b)	18,798	255,841
Analog Devices, Inc.	8,215	649,067
Applied Materials, Inc.	24,424	1,082,227
Intel Corporation	106,944	3,793,304
Lam Research Corporation	3,680	586,813
Microchip Technology, Inc.	4,899	392,116
NVIDIA Corporation	12,190	1,980,997
Skyworks Solutions, Inc.	4,185	438,881
Texas Instruments, Inc.	22,620	1,840,815

		11,020,061

Food & Beverage — 5.1%
Archer-Daniels-Midland Company	12,907	544,417
Bunge Ltd.	3,133	245,596

	SHARES	VALUE
Food & Beverage — (continued)
Campbell Soup Company	4,212	$222,520
Coca-Cola Company (The)	92,220	4,227,365
Darling Ingredients, Inc. (b)	3,820	62,151
Dr. Pepper Snapple Group, Inc.	4,152	378,496
General Mills, Inc.	13,062	727,031
Hormel Foods Corporation	6,634	226,684
Ingredion, Inc.	1,651	203,601
JM Smucker Company (The)	2,608	317,915
Kellogg Company	5,971	406,028
Kraft Heinz Company (The)	13,763	1,203,712
McCormick & Company, Inc.	2,556	243,587
Mondelez International, Inc., Class A	34,527	1,519,879

		10,528,982

Real Estate — 4.7%
American Tower Corporation	9,660	1,316,948
AvalonBay Communities, Inc.	3,095	595,323
Boston Properties, Inc.	3,485	421,371
CBRE Group, Inc., Class A (b)	6,812	258,788
Corporate Office Properties Trust	2,215	73,737
Digital Realty Trust, Inc.	3,597	414,878
Duke Realty Corporation	7,958	227,519
Equinix, Inc.	1,742	785,172
Equity Residential	8,279	563,469
Federal Realty Investment Trust	1,642	217,779
Forest City Realty Trust, Inc., Class A	4,555	111,051
HCP, Inc.	10,659	337,357
Host Hotels & Resorts, Inc.	16,914	315,615
Iron Mountain, Inc.	5,769	210,165
Jones Lang LaSalle, Inc.	1,056	134,344
Liberty Property Trust	3,334	140,095
Macerich Company (The)	2,745	157,536
Potlatch Corporation	860	41,151
Prologis, Inc.	11,944	726,315
Realogy Holdings Corporation	3,114	103,385
SBA Communications Corporation, Class A (b)	2,745	377,575
Simon Property Group, Inc.	7,237	1,147,065
UDR, Inc.	6,012	235,009
Vornado Realty Trust	3,881	307,957
Weyerhaeuser Company	16,951	559,722

		9,779,326

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2017	continued

	SHARES	VALUE
Healthcare Equipment & Services — 4.4%
Align Technology, Inc. (b)	1,720	$287,636
AmerisourceBergen Corporation	3,696	346,759
Becton, Dickinson and Company	5,112	1,029,557
Cardinal Health, Inc.	7,120	550,091
Centene Corporation (b)	3,865	306,958
Cerner Corporation (b)	6,736	433,596
Cigna Corporation	5,812	1,008,731
Cooper Companies, Inc. (The)	1,111	270,940
Dentsply Sirona, Inc.	5,264	326,526
Edwards Lifesciences Corporation (b)	4,797	552,518
Envision Healthcare Holdings, Inc. (b)	2,643	149,145
HCA Holdings, Inc. (b)	6,717	539,644
Henry Schein, Inc. (b)	1,804	328,707
Hologic, Inc. (b)	6,333	279,982
Humana, Inc.	3,366	778,219
IDEXX Laboratories, Inc. (b)	2,005	333,752
Laboratory Corporation of America Holdings (b)	2,325	369,466
MEDNAX, Inc. (b)	2,083	97,859
Patterson Companies, Inc.	1,893	78,976
Quest Diagnostics, Inc.	3,078	333,378
ResMed, Inc.	3,176	244,933
Select Medical Holdings Corporation (b)	2,541	41,164
Varian Medical Systems, Inc. (b)	2,086	202,592
VCA, Inc. (b)	1,843	170,625

		9,061,754

Media — 4.3%
Charter Communications, Inc., Class A (b)	4,866	1,907,034
Discovery Communications, Inc., Class A (b)	3,410	83,886
Discovery Communications, Inc., Class C (b)	5,006	115,789
John Wiley & Sons, Inc., Class A	1,008	55,692
Liberty Global PLC LiLAC, Class A (a)(b)	1,064	27,366
Liberty Global PLC LiLAC, Class C (a)(b)	2,675	68,266
Liberty Global PLC, Class A (a)(b)	5,477	185,451
Liberty Global PLC, Series C (a)(b)	13,578	444,951
New York Times Company (The), Class A	2,785	52,915

	SHARES	VALUE
Media — (continued)
Scholastic Corporation	689	$28,545
Scripps Networks Interactive, Inc., Class A	1,979	172,985
Time Warner, Inc.	17,497	1,792,043
Walt Disney Company (The)	35,756	3,930,657

		8,865,580

Household & Personal Products — 4.1%
Avon Products, Inc. (a)(b)	9,248	33,663
Clorox Company (The)	2,918	389,524
Colgate-Palmolive Company	18,975	1,369,995
Estee Lauder Companies, Inc. (The), Class A	5,039	498,811
Kimberly-Clark Corporation	8,047	991,068
Procter & Gamble Company (The)	57,797	5,249,123

		8,532,184

Retailing — 4.1%
AutoNation, Inc. (b)	1,516	64,248
Best Buy Company, Inc.	6,412	374,076
Buckle, Inc. (The)	624	10,670
Caleres Inc.	927	25,289
CarMax, Inc. (b)	4,300	284,875
Foot Locker, Inc.	3,028	142,891
GameStop Corporation, Class A	2,214	48,022
Gap, Inc. (The)	5,458	130,064
HSN, Inc.	723	28,667
Kohl’s Corporation	4,012	165,896
LKQ Corporation (b)	7,151	247,139
Lowe’s Companies, Inc.	19,662	1,521,839
Netflix, Inc. (b)	9,735	1,768,460
Nordstrom, Inc.	2,825	137,210
Nutrisystem, Inc.	634	35,346
Office Depot, Inc.	11,972	70,276
Pier 1 Imports, Inc.	1,662	7,662
Pool Corporation	902	97,524
Priceline Group, Inc. (The) (b)	1,112	2,255,692
Shutterfly, Inc. (b)	661	32,415
Signet Jewelers Ltd.	1,387	84,829
Staples, Inc.	14,776	149,976
Tiffany & Company	2,840	271,248
Tractor Supply Company	2,985	167,518
Ulta Beauty, Inc. (b)	1,341	336,873
Weyco Group, Inc.	142	3,959

		8,462,664

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2017	continued

	SHARES	VALUE
Insurance — 3.9%
Aflac, Inc.	9,066	$723,013
Allstate Corporation (The)	8,270	752,570
Chubb Ltd. (a)	10,526	1,541,638
Hartford Financial Services Group, Inc. (The)	8,364	460,020
Loews Corporation	6,542	318,465
Marsh & McLennan Companies, Inc.	11,652	908,506
Principal Financial Group, Inc.	6,546	436,946
Progressive Corporation (The)	13,102	617,497
Prudential Financial, Inc.	9,723	1,100,935
Travelers Companies, Inc. (The)	6,302	807,223
Willis Towers Watson PLC (a)	2,935	436,963

		8,103,776

Technology Hardware & Equipment — 3.5%
Calix, Inc. (b)	982	6,727
Cisco Systems, Inc.	113,282	3,562,719
Corning, Inc.	21,014	612,348
F5 Networks, Inc. (b)	1,489	179,797
Flex Ltd. (b)	11,970	191,400
Hewlett Packard Enterprise Company	37,565	657,763
HP, Inc.	38,319	731,893
Motorola Solutions, Inc.	3,701	335,607
Plantronics, Inc.	709	32,032
Super Micro Computer, Inc. (b)	833	22,366
TE Connectivity Ltd. (a)	8,045	646,737
Trimble, Inc. (b)	5,698	213,276
Xerox Corporation	4,904	150,406

		7,343,071

Consumer Services — 3.5%
Aramark	5,572	222,100
Choice Hotels International, Inc.	858	55,470
Darden Restaurants, Inc.	2,856	239,561
Domino’s Pizza, Inc.	1,096	204,404
Hilton Worldwide Holdings, Inc.	4,501	281,447
Jack in the Box, Inc.	694	64,375
Marriott International, Inc., Class A	7,345	765,276
McDonald’s Corporation	18,769	2,911,823
Royal Caribbean Cruises Ltd.	3,884	439,164
Starbucks Corporation	32,951	1,778,695
Vail Resorts, Inc.	908	191,370

		7,153,685

	SHARES	VALUE
Materials — 2.8%
Air Products & Chemicals, Inc.	4,912	$698,241
Albemarle Corporation	2,554	295,753
Avery Dennison Corporation	2,000	185,860
Axalta Coating Systems Ltd. (b)	4,871	153,437
Ball Corporation	7,561	316,806
Compass Minerals International, Inc.	794	54,826
Domtar Corporation	1,466	57,262
Ecolab, Inc.	5,947	783,041
H.B. Fuller Company	1,102	56,775
International Flavors & Fragrances, Inc.	1,809	240,923
Minerals Technologies, Inc.	809	57,277
Mosaic Company (The)	7,506	181,195
PPG Industries, Inc.	5,814	611,923
Praxair, Inc.	6,464	841,354
Schnitzer Steel Industries, Inc., Class A	531	13,700
Sealed Air Corporation	4,428	192,662
Sherwin-Williams Company (The)	1,891	637,778
Sonoco Products Company	2,230	108,110
WestRock Company	5,621	322,758

		5,809,681

Telecommunication Services — 2.6%
CenturyLink, Inc.	12,290	285,988
Cincinnati Bell, Inc. (b)	821	15,312
Level 3 Communications, Inc. (b)	6,980	409,586
Sprint Corporation (b)	18,000	143,640
Verizon Communications, Inc.	92,221	4,463,497

		5,318,023

Transportation — 2.3%
ArcBest Corporation	526	14,623
Avis Budget Group, Inc. (b)	1,727	53,157
C.H. Robinson Worldwide, Inc.	3,184	208,870
CSX Corporation	20,945	1,033,426
Delta Air Lines, Inc.	4,146	204,647
Echo Global Logistics, Inc. (b)	579	7,903
Expeditors International of Washington, Inc.	4,098	241,290
Genesee & Wyoming, Inc., Class A (b)	1,408	91,745
Hertz Global Holdings, Inc. (b)	1,088	14,873
Kansas City Southern	2,425	250,236

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2017	continued

	SHARES	VALUE
Transportation — (continued)
Norfolk Southern Corporation	6,587	$741,565
Ryder System, Inc.	1,183	86,075
Southwest Airlines Company	3,483	193,341
United Parcel Service, Inc., Class B	15,585	1,718,870

		4,860,621

Consumer Durables & Apparel — 2.3%
Callaway Golf Company	2,022	25,740
Columbia Sportswear Company	605	36,651
CSS Industries, Inc.	200	5,354
Deckers Outdoor Corporation (b)	738	47,867
Ethan Allen Interiors, Inc.	534	17,115
Garmin Ltd. (a)	2,935	147,308
Hanesbrands, Inc.	8,464	193,995
Hasbro, Inc.	2,515	266,288
La-Z-Boy, Inc.	1,044	35,287
Mattel, Inc.	7,809	156,336
Meritage Homes Corporation (b)	818	33,333
Michael Kors Holdings Ltd. (a)(b)	3,725	135,739
Mohawk Industries, Inc. (b)	1,432	356,554
Newell Brands, Inc.	10,890	574,121
NIKE, Inc., Class B	29,969	1,769,669
PVH Corporation	1,782	212,575
Tupperware Brands Corporation	1,142	69,331
Under Armour, Inc., Class A (b)	4,076	81,601
Under Armour, Inc., Class A (b)	4,274	77,402
VF Corporation	8,056	501,003
Wolverine World Wide, Inc.	2,141	60,376

		4,803,645

Banks — 2.0%
Bank of Hawaii Corporation	968	80,993
Cathay General Bancorp	1,613	60,407
CIT Group, Inc.	3,293	156,912
Citizens Financial Group, Inc.	11,587	406,472
Comerica, Inc.	3,982	287,938
Heartland Financial USA, Inc.	474	22,325
International Bancshares Corporation	1,199	42,445
KeyCorp	24,436	440,826
M&T Bank Corporation	3,161	515,717
New York Community Bancorp, Inc.	11,009	144,548
Old National Bancorp	3,156	51,443
People’s United Financial, Inc.	7,630	133,067

	SHARES	VALUE
Banks — (continued)
PNC Financial Services Group, Inc. (The)	10,960	$1,411,648
Signature Bank (b)	1,261	174,749
SVB Financial Group (b)	1,201	214,306
Umpqua Holdings Corporation	4,939	91,569

		4,235,365

Renewable Energy & Energy Efficiency — 1.0%
Acuity Brands, Inc.	998	202,245
Itron, Inc. (b)	769	56,137
Johnson Controls International, PLC	21,176	824,810
Ormat Technologies, Inc.	868	51,472
SunPower Corporation (b)	1,332	14,838
Tesla Motors, Inc. (b)	2,911	941,621

		2,091,123

Commercial & Professional Services — 0.7%
ACCO Brands Corporation (b)	2,275	26,504
Copart, Inc. (b)	4,617	145,389
Deluxe Corporation	1,042	75,232
Dun & Bradstreet Corporation (The)	853	94,478
Essendant, Inc.	801	9,996
Exponent, Inc.	556	36,251
Heidrick & Struggles International, Inc.	327	5,919
HNI Corporation	941	35,523
ICF International, Inc. (b)	392	17,738
IHS Markit Ltd. (a)(b)	8,425	393,026
Interface, Inc.	1,400	26,530
Kelly Services, Inc.	596	13,273
Knoll, Inc.	1,049	20,309
ManpowerGroup, Inc.	1,550	166,082
Navigant Consulting, Inc. (b)	1,017	17,218
On Assignment, Inc. (b)	1,119	55,111
R.R. Donnelley & Sons Company	1,494	18,466
Resources Connection, Inc.	605	8,077
Robert Half International, Inc.	2,944	133,216
RPX Corporation (b)	998	13,643
Steelcase, Inc.	1,843	25,157
Team, Inc. (b)	585	8,395
Tetra Tech, Inc.	1,334	63,298
TrueBlue, Inc. (b)	911	23,276

		1,432,107

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS July 31, 2017	concluded

	SHARES	VALUE
Automobiles & Components — 0.3%
Autoliv, Inc. (a)	2,021	$219,056
BorgWarner, Inc.	4,769	222,903
Harley-Davidson, Inc.	4,029	196,092

		638,051

Food & Staples Retailing — 0.3%
Sysco Corporation	11,601	610,445

Healthy Living — 0.2%
Hain Celestial Group, Inc. (The) (b)	2,291	102,431
United Natural Foods, Inc. (b)	1,194	46,005
Whole Foods Market, Inc.	7,173	299,544

		447,980

Utilities — 0.2%
American Water Works Company, Inc.	4,040	327,644

Total Common Stocks (Cost $141,532,232)		206,423,313

SHORT-TERM INVESTMENT — 0.1%
	SHARES	VALUE
UMB Money Market Fiduciary Account, 0.01% (c) (Cost $304,548)		$304,548

Total Short-term Investments (Cost $304,548)		304,548

TOTAL INVESTMENTS (d) — 99.7%
(Cost $141,836,780)		206,727,861
Other Assets Less Liabilities — 0.3%		554,219

NET ASSETS — 100.0%		$207,282,080

(a)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(b)	Non-income producing security.
(c)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(d)	The cost of investments for federal income tax purposes is $145,058,879 resulting in gross unrealized appreciation and depreciation of $65,026,302 and $3,357,320 respectively, or net unrealized appreciation of $61,668,982.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS July 31, 2017

COMMON STOCKS — 98.2%
	SHARES	VALUE
Japan — 20.0%
Aeon Company, Ltd.	9,200	$138,626
Ajinomoto Company, Inc.	5,100	102,575
Asahi Kasei Corporation	11,000	125,619
Astellas Pharma, Inc.	16,200	206,316
Daikin Industries Ltd.	1,800	190,572
Daiwa House Industry Company, Ltd.	5,400	188,359
Denso Corporation	3,500	168,089
East Japan Railway Company	2,700	253,212
Eisai Company, Ltd.	3,600	192,930
FUJIFILM Holdings Corporation	3,300	121,303
Fujitsu Ltd.	16,000	119,148
Honda Motor Company, Ltd.	10,900	305,111
KDDI Corporation	12,300	325,913
Komatsu Ltd.	6,500	174,314
Kubota Corporation	7,700	133,711
Kyocera Corporation	2,600	157,950
Murata Manufacturing Company, Ltd.	1,200	186,683
Nissan Motor Company, Ltd.	15,800	156,882
Nitto Denko Corporation	1,500	133,754
NTT DOCOMO, Inc.	9,600	222,931
Panasonic Corporation	15,000	206,599
Sekisui House Ltd.	6,900	119,440
Sompo Holdings, Inc.	2,500	98,056
Sony Corporation	8,300	341,000
Sumitomo Metal Mining Company, Ltd.	6,000	90,616
Sumitomo Mitsui Trust Holdings, Inc.	2,200	80,791
Sysmex Corporation	1,200	68,694
Toray Industries, Inc.	14,500	130,934

		4,740,128

France — 11.0%
Air Liquide SA	2,617	320,894
AXA SA	12,787	377,661
Danone SA	4,163	310,658
Essilor International SA	1,608	203,592
Kering	523	182,808
L’Oreal SA	1,677	347,457
Legrand SA	2,719	187,830
Schneider Electric SE (a)	3,696	290,087
Unibail-Rodamco SE	896	224,103
Vivendi SA	7,129	164,786

		2,609,876

	SHARES	VALUE
United Kingdom — 10.9%
Barratt Developments PLC	13,094	$106,348
Ferguson PLC	2,842	169,694
Kingfisher PLC	19,925	77,326
Legal & General Group PLC	61,601	218,119
Marks & Spencer Group PLC	19,278	81,935
Old Mutual PLC	38,349	99,467
RELX PLC	12,490	272,056
Standard Chartered PLC (a)	21,976	245,659
Unilever PLC	8,429	480,742
Vodafone Group PLC	180,471	529,031
Whitbread PLC	2,083	105,778
WPP PLC	9,457	192,870

		2,579,025

Germany — 10.1%
adidas AG	1,248	285,049
Allianz SE	3,225	687,465
Deutsche Boerse AG	1,511	157,781
Henkel AG & Company KGaA	1,830	259,227
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,439	309,110
SAP SE	6,440	681,931

		2,380,563

Canada — 8.8%
Agnico Eagle Mines Ltd.	1,830	85,438
Bank of Montreal	4,949	375,343
Bank of Nova Scotia (The)	8,511	530,197
Canadian Imperial Bank of Commerce	3,356	291,295
Canadian National Railway Company	5,954	470,475
Potash Corporation of Saskatchewan, Inc.	7,181	128,438
Rogers Communications, Inc., Class B	3,970	206,428

		2,087,614

Australia — 7.9%
AMP Ltd.	38,119	164,330
Brambles Ltd.	13,548	100,171
Goodman Group	26,662	169,909
National Australia Bank Ltd.	17,569	421,178
Ramsay Health Care Ltd.	2,117	119,539
Stockland	40,541	136,309
Transurban Group	22,112	201,939
Westpac Banking Corporation	21,451	546,789

		1,860,164

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS July 31, 2017	concluded

	SHARES	VALUE
Switzerland — 6.9%
Givaudan SA	85	$169,108
Lonza Group AG (a)	676	160,660
Roche Holding AG	4,243	1,074,142
SGS SA	103	227,637

		1,631,547

Netherlands — 6.6%
Akzo Nobel NV	1,709	154,729
ASML Holding NV	2,408	363,145
Koninklijke Philips NV	6,829	260,989
RELX NV	9,263	194,572
Unilever NV	10,309	600,811

		1,574,246

Denmark — 3.7%
Novo Nordisk A/S, Class B	11,842	503,630
Novozymes A/S	2,503	115,576
Pandora A/S	765	88,042
Vestas Wind Systems A/S	1,678	163,993

		871,241

Spain — 3.0%
Banco Bilbao Vizcaya Argentaria SA	41,877	378,905
Industria de Diseno Textil SA	8,543	339,124

		718,029

Sweden — 2.0%
Assa Abloy AB, Class B	9,702	207,845
Boliden AB	2,835	89,002
Essity AB, Class B (a)	5,872	170,259

		467,106

Italy — 1.9%
Assicurazioni Generali SpA	9,031	163,813
Intesa Sanpaolo SpA	80,854	278,342

		442,155

Hong Kong — 1.6%
BOC Hong Kong Holdings Ltd.	30,000	147,494
Hang Seng Bank Ltd.	10,617	230,820

		378,314

Ireland — 1.0%
CRH PLC	6,881	241,540

	SHARES	VALUE
Singapore — 1.0%
DBS Group Holdings Ltd.	14,449	$230,506

Belgium — 0.6%
KBC Group NV	1,809	149,564

Finland — 0.5%
UPM-Kymmene OYJ	4,447	121,067

Norway — 0.5%
Orkla ASA	10,754	110,777

New Zealand — 0.2%
Fletcher Building Ltd.	9,301	55,832

Total Common Stocks (Cost $21,372,003)		23,249,294

SHORT-TERM INVESTMENT — 0.4%
UMB Money Market Fiduciary Account , 0.01% (b) (Cost $89,006)		89,006

Total Short-term Investments (Cost $89,006)		89,006

TOTAL INVESTMENTS (c) — 98.6%
(Cost $21,461,009)		23,338,300
Other Assets Less Liabilities — 1.4%		322,685

NET ASSETS — 100.0%		$23,660,985

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(c)	The cost of investments for federal income tax purposes is $21,512,089 resulting in gross unrealized appreciation and depreciation of $2,057,574 and $231,363 respectively, or net unrealized appreciation of $1,826,211.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2017

	BALANCED FUND	EQUITY FUND	INTERNATIONAL INDEX FUND
ASSETS:
Investments, at value (cost $190,729,979, $141,836,780 and $21,461,009, respectively)	$225,692,797	$206,727,861	$23,338,300
Foreign cash, at value (cost $61,535)	—	—	62,604
Receivables for:
Securities sold	—	3,385	—
Capital stock sold	121,111	634,488	269,543
Interest	462,875	7	2
Dividends	68,055	221,898	50,818

Total assets	226,344,838	207,587,639	23,721,267

LIABILITIES:
Payable for investment securities purchased	—	—	37,755
Payable for capital stock repurchased	392,237	87,953	2,386
Accrued expenses	282,672	217,606	20,141

Total liabilities	674,909	305,559	60,282

NET ASSETS	$225,669,929	$207,282,080	$23,660,985

NET ASSETS CONSIST OF:
Paid-in capital	$187,483,790	$144,404,271	$21,719,449
Undistributed net investment income/accumulated net investment loss	59,796	80,431	(2,540)
Accumulated net realized gains/(losses) on investments and foreign currency transactions	3,163,525	(2,093,703)	64,517
Net unrealized appreciation on:
Investments	34,962,818	64,891,081	1,877,291
Foreign currency translations	—	—	2,268

NET ASSETS	$225,669,929	$207,282,080	$23,660,985

NET ASSET VALUE PER SHARE PER CLASS:
Individual Investor Class Shares:
Net assets applicable to shares outstanding	$225,669,929	$207,282,080	$8,086,631
Shares of beneficial interest issued and outstanding	8,833,117	5,447,748	715,260
Net asset value per share	$25.55	$38.05	$11.31

Institutional Class Shares:
Net assets applicable to shares outstanding	$—	$—	$15,574,354
Shares of beneficial interest issued and outstanding	—	—	1,377,315
Net asset value per share	$—	$—	$11.31

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

	FOR THE YEAR ENDED JULY 31, 2017		FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
	BALANCED FUND	EQUITY FUND	INTERNATIONAL INDEX FUND
INVESTMENT INCOME:
Interest income (net of $282, $0 and $0 foreign withholding taxes, respectively)	$1,428,135	$74	$16
Dividend and other income (net of $20,391, $0 and $30,188 foreign withholding taxes, respectively)	2,278,870	3,761,545	298,346

Total investment income	3,707,005	3,761,619	298,362

EXPENSES:
Administrative services fee	1,715,606	1,895,645	77,645
Investment advisory fee	1,343,546	441,303	27,207

Total expenses	3,059,152	2,336,948	104,852

NET INVESTMENT INCOME	647,853	1,424,671	193,510

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,776,773	1,436,238	64,517
Foreign currency transactions	—	—	(4,358)
Change in net unrealized appreciation on:
Investments	13,909,438	23,990,608	1,877,291
Foreign currency translations	—	—	2,268

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	17,686,211	25,426,846	1,939,718

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,334,064	$26,851,517	$2,133,228

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND		INTERNATIONAL INDEX FUND
	FOR THE YEAR ENDED JULY 31, 2017	FOR THE YEAR ENDED JULY 31, 2016	FOR THE YEAR ENDED JULY 31, 2017	FOR THE YEAR ENDED JULY 31, 2016	FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$647,853	$172,822	$1,424,671	$1,328,839	$193,510
Net realized gain on investments and foreign currency transactions	3,776,773	2,879,774	1,436,238	432,901	60,159
Change in net unrealized appreciation (depreciation) on investments and foreign currency translations	13,909,438	(5,590,572)	23,990,608	7,175,126	1,879,559

Net increase (decrease) in net assets resulting from operations	18,334,064	(2,537,976)	26,851,517	8,936,866	2,133,228

Dividends and distributions to shareholders:
From net investment income
Individual Investor Class	(284,607)	—	(1,131,540)	(1,224,322)	(56,292)
Institutional Class	—	—	—	—	(135,400)
From net realized gains
Individual Investor Class	(3,916,901)	(5,191,912)	(2,567,630)	(1,678,100)	—
Institutional Class	—	—	—	—	—

Total dividends and distributions	(4,201,508)	(5,191,912)	(3,699,170)	(2,902,422)	(191,692)

Capital share transactions:
Proceeds from sales of shares
Individual Investor Class	43,679,879	52,916,098	53,553,039	49,302,683	10,129,789
Institutional Class	—	—	—	—	15,819,621
Reinvestment of dividends and distributions
Individual Investor Class	4,074,147	5,058,188	3,611,454	2,834,260	55,005
Institutional Class	—	—	—	—	135,400
Payments for shares redeemed
Individual Investor Class[1]	(30,021,602)	(36,153,833)	(46,519,786)	(23,089,037)	(2,850,001)
Institutional Class[2]	—	—	—	—	(1,570,365)

Net increase in net assets resulting from capital share transactions	17,732,424	21,820,453	10,644,707	29,047,906	21,719,449

Total increase in net assets	31,864,980	14,090,565	33,797,054	35,082,350	23,660,985
NET ASSETS:
Beginning of year	193,804,949	179,714,384	173,485,026	138,402,676	—

End of year	$225,669,929	$193,804,949	$207,282,080	$173,485,026	$23,660,985

Undistributed net investment income/accumulated net investment loss at end of period	59,796	—	80,431	20,271	(2,540)

[1]	Net of redemption fee proceeds of $7,443, $13,790, $5,463, $2,898 and $514, respectively.
[2]	Net of redemption fee proceeds of $0, $0, $0, $0 and $243, respectively.

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2017	2016	2015	2014	2013
Net Asset Value, beginning of year	$23.93	$25.07	$23.74	$21.43	$18.06

Income (loss) from investment operations:
Net investment income	0.08	0.02	0.01	0.09	0.13
Net realized and unrealized gain (loss) on investments	2.05	(0.48)	2.51	2.31	3.37

Total increase (decrease) from investment operations	2.13	(0.46)	2.52	2.40	3.50

Less dividends:
Dividends from net investment income	(0.03)	—	(0.02)	(0.09)	(0.13)
Distributions from net realized gains	(0.48)	(0.68)	(1.17)	—	—

Total decrease from dividends	(0.51)	(0.68)	(1.19)	(0.09)	(0.13)

Net Asset Value, end of year	$25.55	$23.93	$25.07	$23.74	$21.43

Total return	9.07%	(1.73)%	10.84%	11.20%	19.44%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$225,670	$193,805	$179,714	$121,907	$85,650
Ratio of expenses to average net assets	1.48%	1.48%	1.48%	1.48%	1.48%
Ratio of net investment income to average net assets	0.31%	0.10%	0.03%	0.44%	0.66%
Portfolio turnover	26%	24%	30%	42%	31%

GREEN CENTURY EQUITY FUND FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2017	2016	2015	2014	2013
Net Asset Value, beginning of year	$33.65	$32.73	$30.11	$26.30	$20.81

Income from investment operations:
Net investment income	0.27	0.27	0.20	0.19	0.21
Net realized and unrealized gain on investments	4.84	1.27	2.96	3.79	5.48

Total increase from investment operations	5.11	1.54	3.16	3.98	5.69

Less dividends:
Dividends from net investment income	(0.22)	(0.25)	(0.19)	(0.17)	(0.20)
Distributions from net realized gains	(0.49)	(0.37)	(0.35)	—	—

Total decrease from dividends	(0.71)	(0.62)	(0.54)	(0.17)	(0.20)

Net Asset Value, end of year	$38.05	$33.65	$32.73	$30.11	$26.30

Total return	15.42%	4.83%	10.54%	15.16%	27.49%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$207,282	$173,485	$138,403	$95,358	$66,809
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.76%	0.89%	0.68%	0.72%	0.92%
Portfolio turnover	17%	19%	13%	32%	17%

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
Net Asset Value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.10
Net realized and unrealized gain on investments	1.31

Total increase from investment operations	1.41

Less dividends:
Dividends from net investment income	(0.10)
Distributions from net realized gains	—

Total decrease from dividends	(0.10)

Net Asset Value, end of period	$11.31

Total return	14.18	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$8,087
Ratio of expenses to average net assets	1.28	%(b)
Ratio of net investment income to average net assets	1.79	%(b)
Portfolio turnover	13	%(a)

(a)	Not annualized.
(b)	Annualized.

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
Net Asset Value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.12
Net realized and unrealized gain on investments	1.31

Total increase from investment operations	1.43

Less dividends:
Dividends from net investment income	(0.12)
Distributions from net realized gains	—

Total decrease from dividends	(0.12)

Net Asset Value, end of period	$11.31

Total return	14.36	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$15,574
Ratio of expenses to average net assets	0.98	%(b)
Ratio of net investment income to average net assets	2.09	%(b)
Portfolio turnover	13	%(a)

(a)	Not annualized.
(b)	Annualized.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS

NOTE 1 — Organization and Signif 1/2    icant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers three separate series, the Green Century Balanced Fund (the “Balanced Fund”), the Green Century Equity Fund (the “Equity Fund”) and the Green Century MSCI International Index Fund (the “Inte       rnational Index Fund”), each a “Fund” and collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992, the Equity Fund commenced operations on September 13, 1995 and the International Index Fund commenced operations on September 30, 2016.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on U.S. national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on U.S. national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted U.S. equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation or valuation provided by a pricing service is deemed not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value.

For non-U.S. securities traded in foreign markets, the International Index Fund uses a fair value model developed by an independent pricing service to assist in valuing those securities. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

NAV is calculated, such event may cause the closing price on the foreign exchange to not represent the readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Quoted prices for identical or similar assets in markets that are not active. Investments valued at amortized cost. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of July 31, 2017:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$142,859,159	$ —	$ —	$142,859,159
BONDS & NOTES	—	72,100,049	—	72,100,049
CERTIFICATES OF DEPOSIT	—	332,063	—	332,063
SHORT-TERM OBLIGATIONS	—	10,401,526	—	10,401,526

TOTAL	$142,859,159	$82,833,638	$ —	$225,692,797

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

The following is a summary of the inputs used to value the Equity Fund’s net assets as of July 31, 2017:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$206,423,313	$ —	$ —	$206,423,313
SHORT-TERM OBLIGATIONS	—	304,548	—	304,548

TOTAL	$206,423,313	$304,548	$ —	$206,727,861

The following is a summary of the inputs used to value the International Index Fund’s net assets as of July 31, 2017:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS
JAPAN	$ —	$4,740,128	$ —	$4,740,128
FRANCE	—	2,609,876	—	2,609,876
UNITED KINGDOM	—	2,579,025	—	2,579,025
GERMANY	—	2,380,563	—	2,380,563
CANADA	2,087,614	—	—	2,087,614
AUSTRALIA	—	1,860,164	—	1,860,164
SWITZERLAND	—	1,631,547	—	1,631,547
NETHERLANDS	—	1,574,246	—	1,574,246
DENMARK	—	871,241	—	871,241
SPAIN	—	718,029	—	718,029
SWEDEN	170,259	296,847	—	467,106
ITALY	—	442,155	—	442,155
HONG KONG	—	378,314	—	378,314
IRELAND	—	241,540	—	241,540
SINGAPORE	—	230,506	—	230,506
BELGIUM	—	149,564	—	149,564
FINLAND	—	121,067	—	121,067
NORWAY	—	110,777	—	110,777
NEW ZEALAND	—	55,832	—	55,832

TOTAL COMMONS STOCKS	2,257,873	20,991,421	—	23,249,294

SHORT-TERM OBLIGATIONS	—	89,006	—	89,006

TOTAL	$2,257,873	$21,080,427	$ —	$23,338,300

The Funds adopted the FASB amendments to authoritative guidance which require the Funds to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the period ended July 31, 2017, there were no transfers in and out of Level 1, Level 2 and Level 3. None of the Funds held any Level 3 securities during the period ended July 31, 2017. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

(B)	Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date. Income, expenses and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

(C)	Options Transactions: The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The Equity Fund and the International Index Fund are authorized to utilize options to hedge against possible increases in the value of securities which are expected to be purchased by the Equity Fund or the International Index Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund or the International Index Fund. The use of options involves risk such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities. The Funds are also authorized to write put and call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts. In the period ended July 31, 2017, neither the Balanced Fund, the Equity Fund nor the International Index Fund utilized options or wrote put or call options.
(D)	Repurchase Agreements: The Funds may enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Funds’ adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal, and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings. As of July 31, 2017, neither the Balanced Fund, the Equity Fund, nor the International Index Fund held repurchase agreements.
(E)	Currency Translation and Contracts: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates. When a Fund purchases or sells foreign securities, it enters into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The International Index Fund had no open foreign currency spot contracts outstanding as of July 31, 2017.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

(F)	Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
(G)	Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.

Accounting for Uncertainty in Income Taxes addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of July 31, 2017. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through July 31, 2017. At July 31, 2017, the tax years 2014 through 2017 remain open to examination by the Internal Revenue Service.

(H)	Redemption Fee: A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the period ended July 31, 2017, the Balanced Fund, Equity Fund and International Index Fund received $7,443, $5,463 and $757 respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.
(I)	Indemnification: The Funds’ organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote. As of July 31, 2017, no liability has been accrued.
(J)	Offsetting of Assets and Liabilities: As of July 31, 2017, there are no master netting arrangements related to the Funds. The Funds’ Statements of Assets and Liabilities present derivative instruments on a gross basis, if applicable. As of July 31, 2017, no derivative instruments were held by the Funds.

NOTE 2 — Transactions With Affiliates

(A)	Investment Adviser: Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. The Balanced Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate equal to 0.65% of the Balanced Fund’s average daily net assets. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion. The International Index Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.28% of the International Index Fund’s average daily net assets.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

(B)	Subadvisers: Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Trillium is paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the year ended July 31, 2017, Green Century accrued fees of $738,451 to Trillium. Northern Trust Investments, Inc. (“Northern Trust”) is the subadviser for the Equity Fund and International Index Fund. For the Equity Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the International Index Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $100,000 or 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the year ended July 31, 2017, Green Century accrued fees of $101,087 to Northern Trust for the Equity Fund and for the period ended July 31, 2017, Green Century accrued fees of $83,562 to Northern trust for the International Index Fund.
(C)	Administrator: Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s average daily net assets. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s average daily net assets. The International Index Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.28% of the Fund’s Individual Investor Class average daily net assets, and 0.98% of the Fund’s Institutional Class average daily net assets.
(D)	Subadministrator: Pursuant to a Subadministrative and Fund Accounting Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator and Fund Accountant, is responsible for conducting fund accounting and certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the year ended July 31, 2017, Green Century accrued fees of $125,102 and $113,255, to UMBFS related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively. For the period ended July 31, 2017, Green Century accrued fees of $75,973 to UMBFS related to services performed on behalf of the International Index Fund.
(E)

Index Agreements:    The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social ex Fossil Fuels Index (the “KLD Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). For the use of the KLD Index for the Equity Fund, MSCI is paid by the Adviser an annual license fee of $26,000, plus the greater of $26,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. The International Index Fund invests in the securities included in the MSCI World ex USA SRI ex Fossil Fuels Index (the “World Index”). The Index is owned and maintained by MSCI. For the use of the World Index for the International Index Fund, MSCI is paid by the Adviser an annual license fee of $16,000, plus the greater of $25,000 or at an annual rate of 0.05% on the first $100 million of average daily net

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	continued

assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. For the year ended July 31, 2017, Green Century accrued fees of $110,783 to MSCI for the Equity Fund. For the period ended July 31, 2017, Green Century accrued fees of $22,877 for the International Index Fund.

NOTE 3 — Investment Transactions

For the period ended July 31, 2017, the Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $59,204,616 and $51,684,948, respectively. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $39,691,783 and $31,669,479, respectively. The International Index Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $22,822,067 and $1,515,612, respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2017 were as follows:

	BALANCED FUND	EQUITY FUND	INTERNATIONAL INDEX FUND
Undistributed ordinary income	$1,399,014	$333,532	$33,001
Undistributed long-term capital gains	1,467,597	875,295	80,056

Tax accumulated earnings	2,866,611	1,208,827	113,057

Accumulated capital and other losses	—	—	—
Unrealized appreciation (depreciation)	35,319,528	61,668,982	1,826,211
Foreign currency translations	—	—	2,268

Distributable net earnings (deficit)	$38,186,139	$62,877,809	$1,941,536

The tax character of distributions paid during the period ended July 31, 2017 and the fiscal year ended July 31, 2016 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2017	YEAR ENDED JULY 31, 2016	YEAR ENDED JULY 31, 2017	YEAR ENDED JULY 31, 2016
Ordinary income	$694,269	$385,878	$1,131,540	$1,461,588
Long-term capital gains	3,507,239	4,806,034	2,567,630	1,440,834

INTERNATIONAL INDEX FUND
PERIOD ENDED JULY 31, 2017
Ordinary income	$191,692
Long-term capital gains	—

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS	concluded

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund, the Equity Fund and the International Index Fund were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2017	YEAR ENDED JULY 31, 2016	YEAR ENDED JULY 31, 2017	YEAR ENDED JULY 31, 2016
Shares sold	1,795,775	2,284,256	1,531,879	1,578,127
Reinvestment of dividends	171,939	219,635	105,260	88,899
Shares redeemed	(1,234,278)	(1,573,793)	(1,345,694)	(739,540)

	733,436	930,098	291,445	927,486

	INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS	INTERNATIONAL INDEX INSTITUTIONAL CLASS
	PERIOD ENDED JULY 31, 2017	PERIOD ENDED JULY 31, 2017
Shares sold	983,656	1,508,010
Reinvestment of dividends	5,042	12,463
Shares redeemed	(273,438)	(143,158)

	715,260	1,377,315

NOTE 6 — Subsequent Events

Subsequent to July 31, 2017 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events and concluded there were no subsequent events requiring accrual or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders of

Green Century Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Green Century Balanced Fund, Green Century Equity Fund, and Green Century MSCI International Index Fund (collectively, the “Funds”), each a series of Green Century Funds, as of July 31, 2017, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of July 31, 2017, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 29, 2017

TAX INFORMATION

For the year ended July 31, 2017, the Balanced Fund and Equity Fund had 77.48% and 100%, respectively, of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders. For the period ended July 31, 2017, the International Fund had 0% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

For the year ended July 31, 2017, the Balanced Fund and Equity Fund had 87.75% and 100%, respectively, of dividends paid from net investment income, designated as qualified dividend income. For the period ended July 31, 2017, the International Fund had 100% of dividends paid from net investment income, designated as qualified dividend income.

GREEN CENTURY FUNDS TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Trust as of July 31, 2017. Each Trustee and each Officer of the Trust noted as an “interested person” (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Green Century as described below. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

The Trust’s Registration Statement includes additional information about the Trustees and is available, without charge, upon request by calling the following toll-free number: 1-800-93-GREEN.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Independent Trustees:
Jonathan Darnell 114 State Street Suite 200 Boston, MA 02109 Age: 57	Trustee since 2014	Managing Director, AltEnergy, LLC (since 2016); Managing Director, Pickwick Capital Partners (since 2014); President/Founder, Patolan Partners (since 2011); Vice President, Morgan Stanley, Private Wealth Management Group (2004 to 2011); Advisory Board member, CardioReady LLC (since 2011); Board member, Voices for Progress (since 2014).	3

Daniel S. Kern 114 State Street Suite 200 Boston, MA 02109 Age: 56	Trustee since 2015	Chief Investment Officer, TFC Financial Management (since 2015); President and Chief Investment Officer, Advisor Partners (2011-2015); Managing Director and Portfolio Manager, Charles Schwab Investment Management (2003-2011)	3

Peter D. Kinder 114 State Street Suite 200 Boston, MA 02109 Age: 70	Trustee since 2015	Retired; Director, Trillium Asset Management (2013-2014)	3

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE

Laurie Moskowitz 114 State Street Suite 200 Boston, MA 02109 Age: 52	Trustee since 2014	Senior Director, US Campaigns, The ONE Campaign (since 2011); Founder and Principal Partner, FieldWorks (1999 to 2011).	3

Bancroft R. Poor 114 State Street Suite 200 Boston, MA 02109 Age: 61	Trustee since 2014	Vice President for Operations/Chief Financial Officer/Assistant Treasurer, Massachusetts Audubon Society (since 1994); Trustee and Chair of Finance and Administration Committee, the Quebec Labrador Foundation (since 2007); Director and Treasurer of US Offshore Wind Collaborative (2010 to 2013).	3

Mary Raftery 114 State Street Suite 200 Boston, MA 02109 Age: 52	Trustee since 2009	Senior Advisor, Funder Collaborations, ClimateWorks Foundation (since 2014); Organizational Development Consultant, Self-employed (since 2007); Director of Major Donor Development and Special Projects, BlueGreen Alliance (2011 to 2012); Chief Operating Officer, Apollo Alliance (2007 to 2011).	3

James H. Starr 114 State Street Suite 200 Boston, MA 02109 Age: 69	Chairperson since 2009; Trustee since 1991	Consultant, Rainville Petito, PLLC (since 2016); Consultant, Danielson Rainville Attorneys, PLLC (2015); Director and President, Gunnison Valley Housing Foundation (since 2011); Director (since 2011) and President (since 2016), Coal Creek Watershed Coalition; President, Peanut Mine, Inc. (2002 to 2012); Senior Attorney, Starr and Associates, PC (1982-2014).	3

Interested Trustees:
Douglas H. Phelps* 114 State Street Suite 200 Boston, MA 02109 Age: 70	Trustee since 1997	President (1996 to 2003) and Director (since 1996), Green Century Capital Management, Inc.; President and Executive Director, The Public Interest Network (since 1982); President, U.S. PIRG (since 1983); President, Environment America (since 2007); President, Telefund, Inc. (since 1988); President, Grassroots Campaigns, Inc. (since 2003).	3

Wendy Wendlandt* 114 State Street Suite 200 Boston, MA 02109 Age: 55	Trustee since 1991	President (2006 to 2013) and Director (since 2006), Green Century Capital Management, Inc.; Political Director, The Public Interest Network (since 1989); Senior Staff, Center for Public Interest Research (since 1989); Acting Director, Fair Share (since 2012); President, Environment America Research and Policy Center (since 2007).	3

Officers:
Kristina A. Curtis* 114 State Street Suite 200 Boston, MA 02109 Age: 64	President since 2005; Treasurer since 2008 and from 1991-2005	Senior Vice President of Finance and Operations (since 2002), Treasurer and Director (since 1991), Senior Vice President (since 1991), Green Century Capital Management, Inc.	Not applicable

Amy Puffer* 114 State Street Suite 200 Boston, MA 02109 Age: 58	Chief Compliance Officer since 2004; Secretary and Assistant Treasurer since 2006	Chief Compliance Officer (since 2004), Clerk and Director (since 2006), Green Century Capital Management, Inc.	Not applicable

Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

Two Financial Center

60 South Street, Suite 1100

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund and International Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

UMB Bank, n.a.

928 Grand Blvd

Kansas City, MO 64106

TRANSFER AGENT

Atlantic Shareholder Services, LLC

Three Canal Plaza

Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

July 31, 2017

Balanced Fund Equity Fund International Fund

An investment for your future. Printed on recycled paper with soy-based ink.

Item 2.	Code of Ethics

(a)	The registrant has adopted a Code of Ethics applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

(c)	During the period covered by this report, there were no amendments to the provisions of the Code of Ethics referred to in Item 2(a) above.

(d)	During the period covered by this report, there were no implicit or explicit waivers to the provisions of the Code of Ethics referred to in Item 2(a) above.

(e)	Not applicable.

(f)	The Code of Ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Bancroft R. Poor, a member of the Board’s audit committee, qualifies as an “audit committee financial expert” as that term is defined in the instructions to Item 3 of Form N-CSR. Mr. Poor is “independent” as that term is defined in the instructions to Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.

For the fiscal year ended 7/31/17: $67,800.00

For the fiscal year ended 7/31/16: $43,100.00

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The services comprising the fees disclosed under this category are tax compliance monitoring and tax filing preparation.

For the fiscal year ended 7/31/17: $13,900.00

For the fiscal year ended 7/31/16: $11,400.00

(d)	All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser or administrator or any entity controlling, controlled by, or under common control with the investment adviser or administrator that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has the duty to consider whether the non-audit services provided by the Funds’ auditor to the Funds’ investment adviser, administrator, or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence and to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service.

(e)(2)	Zero percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant were the tax compliance, tax advice and tax planning fees listed in paragraph (c) of this Item and are as follows. No non-audit fees were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

For the fiscal year ended 7/31/17: $13,900.00

For the fiscal year ended 7/31/16: $11,400.00

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Code of Ethics: Incorporated by reference to the Registrant’s Form N-CSR filed on October 7, 2013.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Kristina A. Curtis
Kristina A. Curtis President and Principal Executive Officer October 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristina A. Curtis
Kristina A. Curtis President and Principal Executive Officer October 10, 2017

/s/ Kristina A. Curtis
Kristina A. Curtis Treasurer and Principal Financial Officer October 10, 2017